Exhibit 99.1

FOR IMMEDIATE RELEASE

Big Lots Appoints Two New Independent Directors

Reaches Settlement Agreement with Macellum Advisors and Ancora Advisors

Will Also Nominate Thomas A. Kingsbury as Additional Independent Director at
2020 Annual Meeting

COLUMBUS, April 23, 2020 -- Big Lots, Inc. (NYSE: BIG) (“Big Lots” or the “company”) today announced that pursuant to an agreement with Macellum Advisors GP, LLC and Ancora Advisors, LLC and certain of their affiliates (the “Investor Group”), who beneficially own in the aggregate approximately 9.8% of the company’s outstanding common shares, Andrew C. Clarke and Aaron Goldstein have been appointed to the company’s Board of Directors (“Board”), effective immediately. The Board will also nominate Thomas A. Kingsbury to stand for election as a new independent director at the company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”), and one incumbent director will not stand for reelection. In addition, Mr. Kingsbury will be invited to participate in all Board meetings until the Annual Meeting. Following the Annual Meeting, the Board will be composed of 11 directors, 10 of whom are independent.

As part of the agreement with the Investor Group, the Board has created a new capital allocation planning committee, consisting of Bruce K. Thorn, the company’s President and Chief Executive Officer, two current Big Lots directors, Wendy L. Schoppert, who will be the chair, and Cynthia T. Jamison, Mr. Clarke, and Mr. Goldstein.

“Big Lots continues to focus on our transformational strategic roadmap to enhance performance and drive shareholder value over the long-term while we navigate the current COVID-19 crisis and the uncertain retail environment,” said James R. Chambers, Chairman of the Big Lots Board. “Aaron, Andrew, and Tom will each add important experience and skillsets that will complement well the areas of expertise brought by our existing directors. We look forward to working with them to advance our business strategy.”

Mr. Clarke brings significant supply chain expertise, having served as Chief Financial Officer for four years at C.H. Robinson, the largest freight broker in the U.S. and one of the biggest third-party logistics providers in the world, and as Chief Executive Officer and President at Panther Expedited Services, Inc., now a wholly owned subsidiary of ArcBest Corporation. Mr. Goldstein brings finance and investment banking expertise, having served as Partner and Portfolio Manager at Macellum Capital Management since 2014 and from his prior roles at firms including Scopus Asset Management, JPMorgan Chase & Co. and The Bear Stearns Companies. Mr. Kingsbury will bring decades of C-suite and board experience, along with deep off-price retail expertise from his more than ten years as Chief Executive Officer of Burlington Stores, Inc.

Mr. Chambers continued, “We have had a constructive dialogue with the Investor Group and we appreciate their input towards achieving our shared goal of driving shareholder value. We believe this outcome best positions us to move ahead in leveraging the fundamental strengths of Big Lots for the benefit of all of our stakeholders.”

Jonathan Duskin, the sole member of Macellum Advisors GP, LLC stated, “We are pleased to have reached this resolution with Big Lots, and appreciate the collaborative dialogue and engagement we have had with the Board. We believe this level of Board refreshment and the formation of a capital allocation planning committee are positive steps that will support the Board’s efforts to deliver increasing value to shareholders.”

“We believe the addition of these three new directors further strengthens the Board, as these new directors will bring additional expertise and valuable insights to Big Lots. We look forward to working together with the Company to maximize value for all shareholders,” said Fred DiSanto, Chief Executive Officer and Chairman of Ancora Advisors, LLC.

Pursuant to the agreement, the Investor Group has agreed to customary standstill, voting and other provisions. Additional information will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

Citi and Goldman Sachs & Co. LLC have acted as financial advisors to the company, and Sidley Austin LLP, Davis, Polk & Wardwell LLP and Vorys, Sater, Seymour and Pease LLP are serving as legal counsel. Olshan Frome Wolosky LLP is serving as legal advisor to the Investor Group.

About the New Directors

Aaron Goldstein, 37, has served as a Partner and Portfolio Manager at Macellum Capital Management since April 2014. Prior to that, Mr. Goldstein served as an Analyst at Millennium Management LLC, a New York-based pooled investment fund, from March 2013 to May 2013. Previously, he served as an Analyst at Scopus Asset Management, L.P., a hedge fund, from June 2012 to February 2013. Before that, Mr. Goldstein served as a Vice President at JPMorgan Chase & Co., an American multinational investment bank and financial services holding company, from March 2008 to June 2012. From May 2005 to March 2008, Mr. Goldstein served as an Analyst at the Bear Stearns Companies, Inc., a global investment bank, securities trading and brokerage firm. Mr. Goldstein holds a B.A. in economics from Trinity College.

Andrew C. Clarke, 49, has served on the board of directors of Element Fleet Management Corp since June 2018. Mr. Clarke served as Chief Financial Officer of C.H. Robinson, Inc. from June 2015 to March 2019. Previously, Mr. Clarke served as Chief Executive Officer and President at Panther Expedited Services, Inc., now a wholly owned subsidiary of ArcBest Corporation from July 2006 to February 2013. Before that Mr. Clarke was CFO of Forward Air Corp. from 2001 to 2006. Mr. Clarke served on the boards of directors of Blount International, Inc. from April 2010 until it was acquired in April 2016 and Pacer International, Inc. from 2005 to 2009. Mr. Clarke holds a B.S. from Washington University in St. Louis and an M.B.A. from the University Of Chicago Booth School Of Business.

Thomas A. Kingsbury, 67, has been a Director of BJ’s Wholesale Club since February 2020 and a Director of Tractor Supply Company since November 2017. Most recently, Mr. Kingsbury served as the Chief Executive Officer of Burlington Stores, Inc. from 2008 to September 2019 and as its

Executive Chairman from May 2014 to February 2020. Prior to that, he was Senior Executive Vice President - Information Services, E-Commerce, Marketing and Business Development of Kohl’s Corporation from 2006 to 2008. Mr. Kingsbury also held various management positions with The May Department Stores Company, an operator of department store chains, including President and Chief Executive Officer of the Filene’s division.

About Big Lots, Inc.

Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is a discount retailer operating 1,404 BIG LOTS stores in 47 states with product assortments in the merchandise categories of Furniture, Seasonal, Soft Home, Food, Consumables, Hard Home, and Electronics, Toys & Accessories. The company’s mission is to help people Live BIG and Save Lots. The company strives to be the BIG difference for a better life by delivering unmatched value to customers through surprise and delight, being a “best places to work” culture for associates, rewarding shareholders with consistent growth and top tier returns, and doing good in communities as the company does well. For more information about the company, visit www.biglots.com.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although the company believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity.

Forward-looking statements that the company makes herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, current economic and credit conditions, the cost of goods, the inability to successfully execute strategic initiatives, competitive pressures, economic pressures on customers and the company, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in public announcements and SEC filings.

Important Information

Big Lots, Inc. (the “Company”) intends to file a definitive proxy statement and associated proxy card in connection with the solicitation of proxies for the Company’s 2020 Annual Meeting with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the 2020 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Big Lots Inc. at 4900 E. Dublin-Granville Road, Columbus, Ohio 43081, or from the investor relations section of the Company's website at www.biglots.com.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2020 Annual Meeting. Information regarding the names of the Company's directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020, filed with the SEC on March 31, 2020 and the Company’s definitive proxy statement for the 2019 Annual Meeting of Shareholders, filed with the SEC on April 16, 2019. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2019 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

Contacts

Investors:
Andrew D. Regrut
Big Lots, Inc.
Vice President, Investor Relations aregrut@biglots.com 614.278.7209

Media:
Joele Frank, Wilkinson Brimmer Katcher
Andy Brimmer / Leigh Parrish / Mahmoud Siddig 212.355.4449